                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 9, 1998
                                                -----------------------

                              CALIBER SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)


           Ohio                         0-10716                  34-1365496
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)

                     3925 Embassy Parkway, Akron, Ohio 44333
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                    (Address of principal executive offices)

Registrant's telephone number, including area code  (330) 665-5646
                                                   ---------------

Caliber System, Inc. Form 8-K

                         INFORMATION REQUIRED IN REPORT

Item 5. Other Events
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The Registrant's news release dated January 9, 1998, a copy of which is attached hereto as Exhibit 99, is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)    Exhibits.

       99        Caliber System, Inc. News Release dated January 9, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              CALIBER SYSTEM, INC.
                                          ----------------------------
                                                   REGISTRANT

Date:    January 9, 1998                  By:  /s John E. Lynch, Jr.
     ------------------------                -----------------------
                                             John E. Lynch, Jr.
                                             Vice President, General Counsel and
                                             Secretary

                                  EXHIBIT INDEX

Exhibit No.                        Description
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    99          Caliber System, Inc. News Release dated January 9, 1998.